UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2007

                                   FREDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

                Tennessee                                  62-0634010
                ---------                                  ----------
      (State or Other Jurisdiction                      (I.R.S. Employer
            of Incorporation)                           Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
                    (Address of principal executive offices)

                                 (901) 365-8880
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 29, 2007, Fred's, Inc. issued a press release announcing its financial results for the third quarter and nine months ended November 3, 2007.

ITEM 8.01. OTHER EVENTS.

     In the Company's press release dated November 29, 2007, Fred's also disclosed that it has received multiple inquiries from qualified parties. The Board of Directors has retained Merrill Lynch & Co. to review a range of strategic and financial alternatives; and, on the advice of counsel, the Company has temporarily suspended its stock repurchase program.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

99.1  Press Release issued by Fred's, Inc., dated November 29, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRED'S, INC.
                                    (Registrant)


Date:  November 29, 2007            By:  /s/   Jerry A. Shore
                                         ---------------------------------------
                                               Jerry A. Shore
                                               Executive Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibit(s)
------     -------------------------

    99.1   Copy of press release issued by Fred's, Inc. on November 29, 2007.